Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, Texas 75039-2298

ExxonMobil (logo)

February 27, 2009

Exxon Mobil Corporation
2008 Annual Report on Form 10-K

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Attention: EDGAR Document Control

Dear Sirs:

Transmitted with this cover note is Exxon Mobil Corporation’s 2008 Annual Report on Form 10-K.

The financial statements contained in ExxonMobil’s 2008 Annual Report on Form 10-K do not reflect any material changes from the preceding year resulting from changes in any accounting principles or practices, or in the method of applying such principles or practices. Although not material to the financial statements, below is ExxonMobil’s disclosure of the adoption of FAS 157.

-	Effective January 1, 2008, the Corporation adopted the Financial Accounting Standards Board’s (FASB) Statement No. 157 (FAS 157), “Fair Value Measurements,” for financial assets and liabilities that are measured at fair value and nonfinancial assets and liabilities that are measured at fair value on a recurring basis. FAS 157 defines fair value, establishes a framework for measuring fair value when an entity is required to use a fair value measure for recognition or disclosure purposes and expands the disclosures about fair value measurements. The initial application of FAS 157 is limited to the Corporation’s investments in derivative instruments and some debt and equity securities. The fair value measurements for these instruments are based on quoted prices or observable market inputs. The value of these instruments is immaterial to the Corporation’s financial statements, and the related gains or losses from periodic measurement at fair value are de minimis.

Sincerely,

/s/ Beverley A. Babcock

Beverley A. Babcock
Assistant Controller

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